SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I, Fidelity Commonwealth Trust II, Fidelity Hastings Street Trust, Fidelity Mt. Vernon Street Trust, Fidelity Securities Fund, and Fidelity Trend Fund
(Name of Registrant as Specified In Its Charter)

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I M P O R T A N T

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY ADVISOR ® EQUITY GROWTH FUND
FIDELITY ADVISOR ® SERIES EQUITY GROWTH FUND
FIDELITY ADVISOR ® SERIES GROWTH OPPORTUNITIES FUND
FIDELITY ® BLUE CHIP GROWTH FUND
FIDELITY ® BLUE CHIP GROWTH K6 FUND
FIDELITY ® GROWTH COMPANY FUND
FIDELITY ® GROWTH COMPANY K6 FUND
FIDELITY ® GROWTH DISCOVERY FUND
FIDELITY ® LARGE CAP GROWTH ENHANCED INDEX FUND
FIDELITY ® SERIES BLUE CHIP GROWTH FUND
FIDELITY ® SERIES GROWTH COMPANY FUND
FIDELITY ® TREND FUND

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on April 19, 2023, at 8:00 a.m. Eastern Time (ET). The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on certain matters that affect your funds.

Proxy campaigns are costly, so your timely vote will help to control proxy expenses that are borne by shareholders. This package contains important information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The following proposal has been carefully reviewed by the Board of Trustees : For each fund, to reclassify the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy: the fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal for each fund is in the best interests of shareholders. They recommend that you approve this proposal.

The following Q&A is provided to assist you in understanding the proposal, which is also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is included with the proxy materials. To cast your vote, you may:

●

Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

●

Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

●

Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at the toll-free number on your proxy card or notice. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Robert A. Lawrence
Chair

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. We’ve provided a brief overview of the proposal to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What am I being asked to vote on?

As more fully described in the attached proxy statement, shareholders of each fund are being asked to reclassify the diversification status of the fund from diversified to non-diversified by eliminating the related fundamental policy.

Approval of the proposal will be determined solely by the voting results of shareholders of each fund.

Have the funds’ Board of Trustees approved the proposal?

Yes. The Board of Trustees has carefully reviewed and approved modifying the policies for each fund. The Board of Trustees unanimously recommends that you vote in favor of reclassifying the diversification status of the fund from diversified to non-diversified by eliminating the related fundamental policy by approving your fund’s proposal.

Why am I being asked to approve reclassifying the diversification status of the fund from diversified to non-diversified by eliminating the related fundamental policy?

Each fund voting on Proposal 1 currently has a fundamental policy requiring the fund to operate as a diversified fund. As a result, each fund is limited in its ownership of securities of any single issuer. The diversification status forces the portfolios to be underweight the benchmark’s top holdings, meaning each fund’s portfolio manager cannot choose to equal or overweight positions relative to its benchmark. This limitation can ultimately diminish the opportunity to outperform the benchmark on a risk-return basis. Shareholder approval of this proposal would allow each fund to operate as a non-diversified fund, providing portfolio managers with additional investment flexibility.

The Board, including the Independent Trustees, has approved, and recommends that shareholders approve, the proposed change to each fund’s diversification policy.

How will reclassifying the diversification status of the fund from diversified to non-diversified by eliminating the related fundamental policy impact the day-to-day management of each fund?

While the proposed change to each fund’s diversification policy would provide more flexibility for the fund’s investment adviser, the investment objective and principal investment strategies will remain unchanged.

What if shareholders do not approve the proposal to reclassify the diversification status of one or more of the funds from diversified to non-diversified by eliminating the related fundamental policy?

If shareholders do not approve this proposal for one or more of the funds, then those funds will retain the current fundamental diversification investment policy.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the policy modifications are not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. Broadridge Financial Solutions, Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls, as well as increased expenses to the fund.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

General Questions on the Proxy

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met, the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is February 21, 2023.

How do I vote my shares?

Voting is quick and easy. Everything you need is enclosed. To cast your vote, you may:

●	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

●	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

●	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Fidelity at the toll-free number on your proxy card or notice.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9907588.100 GW23-PXL-0223

Important Notice Regarding the Availability of
Proxy Materials for the
Shareholder Meeting to be held on April 19, 2023

The Letter to Shareholders, Notice of Meeting, and
Proxy Statement are available at www.proxyvote.com/proxy

FIDELITY ADVISOR SERIES I
FIDELITY COMMONWEALTH TRUST II
FIDELITY HASTINGS STREET TRUST
FIDELITY MT. VERNON STREET TRUST
FIDELITY SECURITIES FUND
FIDELITY TREND FUND

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210
1-800-544-8544 (Retail funds and/or classes)
1-877-208-0098 (Advisor funds and/or classes)
1-800-835-5092 (K6 funds and/or Class K)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the funds of the above trusts contained in Appendix A:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the funds contained in Appendix A (the funds) of the above-named trusts (the trusts), will be held on April 19, 2023, at 8:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

(1)	For each fund, to reclassify the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy:

The fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The Board of Trustees has fixed the close of business on February 21, 2023, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees, Cynthia Lo Bessette Secretary

February 21, 2023

Your vote is important – please vote your shares promptly.

In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication. You will not be able to attend the Meeting in person. To participate in the Meeting, you must register at https://viewproxy.com/fidelityfunds/broadridgevsm/. You will be required to enter your name, an email address, and the control number found on your proxy card, voting instruction form or notice you previously received. If you have lost or misplaced your control number, call Fidelity at 1-800-544-8544 (Retail funds and/or classes), 1-877-208-0098 (Advisor funds and/or classes), or 1-800-835-5092 (K6 funds and/or Class K) to verify your identity and obtain your control number. Requests for registration must be received no later than 5:00 p.m. ET on Tuesday, April 18, 2023. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com/proxy. You will need your control number to vote.

Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m. ET on April 18, 2023. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/fidelityfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

Questions from shareholders to be considered at the Meeting must be submitted to Broadridge at https://viewproxy.com/fidelityfunds/broadridgevsm/ no later than 8:00 a.m. ET on Tuesday, April 18, 2023.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to follow the instructions available on the Meeting’s website during the Meeting.

INSTRUCTIONS FOR EXECUTING PROXY CARD

   The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.

3.	Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES I
FIDELITY COMMONWEALTH TRUST II
FIDELITY HASTINGS STREET TRUST
FIDELITY MT. VERNON STREET TRUST
FIDELITY SECURITIES FUND
FIDELITY TREND FUND

TO BE HELD ON APRIL 19, 2023

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders of the funds contained in Appendix A (the funds) and at any adjournments thereof (the Meeting), to be held on April 19, 2023, at 8:00 a.m. ET. In light of public health concerns regarding COVID-19, the Board of Trustees and Fidelity Management & Research Company LLC (FMR), each fund’s investment adviser, have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 21, 2023. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Broadridge Financial Services, Inc. (Broadridge) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund, provided the expenses do not exceed any existing expense caps. For each fund below, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, fees and expenses of the Independent Trustees, and acquired fund fees and expenses, (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable) as a percentage of average net assets, exceed the rate indicated below (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. Each arrangement will remain in effect through the date indicated below. FMR may not terminate each arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Name	Expense Cap	Expiration Date
Fidelity Advisor® Series Equity Growth Fund	0.003%	March 31, 2025
Fidelity Advisor® Series Growth Opportunities Fund	0.003%	March 31, 2025
Fidelity® Series Blue Chip Growth Fund	0.003%	November 30, 2025
Fidelity® Series Growth Company Fund	0.003%	March 31, 2025

Expenses exceeding an expense cap will be paid by FMR.

The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs will be allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of FMR, each fund’s investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. Each fund’s sub-advisers and each sub-adviser’s principal business address are included in Appendix A. The principal business address of Fidelity Distributors Company LLC (FDC), each fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the virtual Meeting and voting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum.

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of each fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, as applicable, issued and outstanding as of November 30, 2022, are indicated in Appendix C.

As of November 30, 2022, the Trustees, Members of the Advisory Board (if any) and officers of each trust owned, in the aggregate, less than 1% of each fund’s and class’s, as applicable, outstanding shares.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix D.

FMR has advised each trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR the proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on February 21, 2023, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, call 1-800-544-8544 (Retail funds and/or classes), 1-877-208-0098 (Advisor funds and/or classes), or 1-800-835-5092 (K6 funds and/or Class K); or visit Fidelity’s web site at www.fidelity.com, institutional.fidelity.com, or www.401k.com, respectively; or write to FDC at 900 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 1, votes to ABSTAIN will have the same effect as votes cast AGAINST Proposal 1.

PROPOSAL 1

FOR EACH FUND, TO RECLASSIFY THE DIVERSIFICATION
STATUS OF THE FUND FROM DIVERSIFIED TO NON-DIVERSIFIED
BY ELIMINATING THE RELATED FUNDAMENTAL POLICY

Shareholders are being asked to review and consider reclassifying the diversification status of each of the funds from diversified to non-diversified by eliminating the following fundamental policy:

The fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Because the above investment policy is fundamental, it cannot be changed or eliminated without shareholder approval. The Trustees, including all of the Independent Trustees, recommend that shareholders vote to eliminate the above limitation for each fund.

Section 5(b)(1) of the 1940 Act requires funds to be classified as either diversified or non-diversified, and a fund’s status as diversified is considered a fundamental policy. Diversified funds are subject to the above restrictions and non-diversified funds are not. As a result, a non-diversified fund has increased flexibility to invest a greater percentage of its assets in the securities of fewer issuers. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Under the 1940 Act, a non-diversified fund is permitted to operate as a diversified fund, but a diversified fund cannot become non-diversified unless shareholders approve the change.

The primary benchmark of each of the funds is outlined in the table below:

Benchmark	Fund Name
Russell 1000 Growth Index	Fidelity® Blue Chip Growth Fund Fidelity® Blue Chip Growth K6 Fund Fidelity® Large Cap Growth Enhanced Index Fund Fidelity® Series Blue Chip Growth Fund Fidelity® Trend Fund
Russell 3000 Growth Index

Fidelity Advisor® Equity Growth Fund

Fidelity Advisor® Series Equity Growth Fund

Fidelity Advisor® Series Growth Opportunities Fund

Fidelity® Growth Company Fund

Fidelity® Growth Company K6 Fund

Fidelity® Growth Discovery Fund

Fidelity® Series Growth Company Fund

The funds’ portfolio managers evaluate and consider all of the holdings in each fund’s respective benchmark index as potential investment opportunities. Over the past several years, certain stocks contained in the Russell 1000 Growth Index and/or the Russell 3000 Growth Index have experienced an increase in their market capitalizations. Some of the largest increases have been observed in what are generally considered to be technology stocks. As a result, large-cap growth indices and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level. This level of index concentration coupled with the limitations placed on diversified funds can, at times, constrain a portfolio manager’s ability to fully achieve target exposures to individual securities.

Although increased levels of concentration have fluctuated in both of these indices in the past, this market concentration may persist.

Due to the 1940 Act diversification requirement, the funds must underweight at least some of these holdings relative to their weights in the respective indices even if the portfolio managers find them to be attractive investment opportunities. The diversification status forces the portfolios to be underweight the benchmark’s top holdings, meaning each fund’s portfolio manager cannot choose to equal or overweight positions relative to its benchmark. This limitation can ultimately diminish the opportunity to outperform the benchmark on a risk-return basis. The investment adviser believes reclassifying each fund as non-diversified is in the best interests of each fund and its shareholders because the non-diversified status will provide portfolio managers with additional investment flexibility.

If shareholders do not approve this proposal for one or more of the funds, then those funds will retain the current fundamental diversification investment policy.

Even if the proposal is approved, each fund would continue to remain subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies. To qualify, among other requirements, each fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. If the proposal is approved by shareholders for one or more of the funds, the proposed change will take effect on or about May 1, 2023, or on the first day of the month following shareholder approval if the meeting is adjourned for those funds. If shareholders do not approve this proposal for one or more of the funds, then those funds will retain the current fundamental diversification investment policy.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

APPENDIX A

List of trusts and funds, and each fund’s sub-advisers and each sub-adviser’s principal business address are listed below.

Sub-Advisers
	FMR	FMR	FMR
TRUST/Fund	UK1	H.K.[2]	Japan[3]
FIDELITY ADVISOR SERIES I
Fidelity Advisor® Equity Growth Fund	x	x	x
Fidelity Advisor® Series Equity Growth Fund	x	x	x
Fidelity Advisor® Series Growth Opportunities Fund	–	x	x

FIDELITY COMMONWEALTH TRUST II
Fidelity® Large Cap Growth Enhanced Index Fund	–	–	–

FIDELITY HASTINGS STREET TRUST
Fidelity® Growth Discovery Fund	x	x	x

FIDELITY MT. VERNON STREET TRUST
Fidelity® Growth Company Fund	x	x	x
Fidelity® Growth Company K6 Fund	x	x	x
Fidelity® Series Growth Company Fund	–	x	x

FIDELITY SECURITIES FUND
Fidelity® Blue Chip Growth Fund	x	x	x
Fidelity® Blue Chip Growth K6 Fund	x	x	x
Fidelity® Series Blue Chip Growth Fund	–	x	x

FIDELITY TREND FUND
Fidelity® Trend Fund	x	x	x

[1]	The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.
[2]	The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.
[3]	The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

APPENDIX B

Estimated aggregate costs for services to be provided by Broadridge to receive votes over the phone and to call and solicit votes are stated below.

TRUST/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
FIDELITY ADVISOR SERIES I
Fidelity Advisor® Equity Growth Fund	$63,149	$15,787
Fidelity Advisor® Series Equity Growth Fund	$4,600	$1,150
Fidelity Advisor® Series Growth Opportunities Fund	$4,600	$1,150

FIDELITY COMMONWEALTH TRUST II
Fidelity® Large Cap Growth Enhanced Index Fund	$4,600	$1,150

FIDELITY HASTINGS STREET TRUST
Fidelity® Growth Discovery Fund	$4,600	$1,150

FIDELITY MT. VERNON STREET TRUST
Fidelity® Growth Company Fund	$81,818	$20,455
Fidelity® Growth Company K6 Fund	$173,309	$43,327
Fidelity® Series Growth Company Fund	$4,600	$1,150

FIDELITY SECURITIES FUND
Fidelity® Blue Chip Growth Fund	$4,600	$1,150
Fidelity® Blue Chip Growth K6 Fund	$121,029	$30,257
Fidelity® Series Blue Chip Growth Fund	$4,600	$1,150

FIDELITY TREND FUND
Fidelity® Trend Fund	$18,856	$4,714

APPENDIX C

Information regarding the number of shares of each fund and class, as applicable, issued and outstanding as of November 30, 2022, is provided below.

TRUST/Fund	Number of Shares Outstanding as of November 30, 2022
FIDELITY ADVISOR SERIES I
Fidelity Advisor® Equity Growth Fund – Class A	102,681,623
Fidelity Advisor® Equity Growth Fund – Class M	107,402,300
Fidelity Advisor® Equity Growth Fund – Class C	9,266,084
Fidelity Advisor® Equity Growth Fund – Class I	80,531,128
Fidelity Advisor® Equity Growth Fund – Class Z	39,894,285
Fidelity Advisor® Series Equity Growth Fund	73,063,279
Fidelity Advisor® Series Growth Opportunities Fund	73,092,220

FIDELITY COMMONWEALTH TRUST II
Fidelity® Large Cap Growth Enhanced Index Fund	66,069,539

FIDELITY HASTINGS STREET TRUST
Fidelity® Growth Discovery Fund	58,260,895
Fidelity® Growth Discovery Fund – Class K	7,491,302

FIDELITY MT. VERNON STREET TRUST
Fidelity® Growth Company Fund	1,318,234,456
Fidelity® Growth Company Fund – Class K	292,462,253
Fidelity® Growth Company K6 Fund	690,023,519
Fidelity® Series Growth Company Fund	831,421,901

FIDELITY SECURITIES FUND
Fidelity® Blue Chip Growth Fund	275,819,307
Fidelity® Blue Chip Growth Fund – Class K	30,422,204
Fidelity® Blue Chip Growth K6 Fund	346,583,190
Fidelity® Series Blue Chip Growth Fund	713,672,926

FIDELITY TREND FUND
Fidelity® Trend Fund	18,873,421

APPENDIX D

As of November 30, 2022, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor® Equity Growth Fund – Class A	PERSHING LLC	JERSEY CITY	NJ	10.29%
Fidelity Advisor® Equity Growth Fund – Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	7.19%
Fidelity Advisor® Equity Growth Fund – Class A	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	6.47%
Fidelity Advisor® Equity Growth Fund – Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.27%
Fidelity Advisor® Equity Growth Fund – Class C	WELLS FARGO CLEARING SERVICES LLC	SAINT LOUIS	MO	12.60%
Fidelity Advisor® Equity Growth Fund – Class C	PERSHING LLC	JERSEY CITY	NJ	9.76%
Fidelity Advisor® Equity Growth Fund – Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	6.67%
Fidelity Advisor® Equity Growth Fund – Class I	NEW HAMPSHIRE HIGHER EDUCATION SAVINGS PLAN TRUST	MERRIMACK	NH	11.06%
Fidelity Advisor® Equity Growth Fund – Class I	LPL FINANCIAL LLC	SAN DIEGO	CA	10.45%
Fidelity Advisor® Equity Growth Fund – Class I	PERSHING LLC	JERSEY CITY	NJ	7.83%
Fidelity Advisor® Equity Growth Fund – Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.77%
Fidelity Advisor® Equity Growth Fund – Class I	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.17%
Fidelity Advisor® Equity Growth Fund – Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	29.92%
Fidelity Advisor® Equity Growth Fund – Class M	PERSHING LLC	JERSEY CITY	NJ	5.47%
Fidelity Advisor® Equity Growth Fund – Class Z	ALERUS FINANCIAL NA	ARDEN HILLS	MN	14.79%
Fidelity Advisor® Equity Growth Fund – Class Z	STATE STREET BANK TRUST CO	HARRISON	NY	6.73%
Fidelity Advisor® Equity Growth Fund – Class Z	PRINCIPAL SECURITIES INC	DES MOINES	IA	6.60%
Fidelity Advisor® Equity Growth Fund – Class Z	EDWARD D JONES & CO	MARYLAND HEIGHTS	MO	6.04%
Fidelity® Growth Company Fund*	STRATEGIC ADVISERS FIDELITY U.S. TOTAL STOCK FUND	BOSTON	MA	17.92%
Fidelity® Growth Company Fund*	STRATEGIC ADVISERS LARGE CAP FUND	BOSTON	MA	7.21%
Fidelity® Growth Discovery Fund – Class K	MSCS FINANCIAL SERVICES DIVISION	FOLSOM	CA	7.19%

*	The ownership information shown above is for a class of shares of the fund.

As of November 30, 2022, for Fidelity Advisor Series Equity Growth Fund, Fidelity Adviser Series Growth Opportunities Fund, Fidelity Series Blue Chip Growth Fund, and Fidelity Series Growth Company Fund, 100% of the fund’s total outstanding shares was held by Fidelity® funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts as applicable.

Fidelity, Fidelity Investments & Pyramid Design, and Fidelity Advisor are registered service marks of FMR LLC. © 2023 FMR LLC. All rights reserved.

The third party marks appearing above are the marks of their respective owners.

1.9907587.100	GW-PXS-0223

P.O. BOX 28015

ALBUQUERQUE, NM 87125-8015

Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D94229-S61137	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgement.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		FOR	AGAINST	ABSTAIN

1.	For each fund, to reclassify the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy:	☐	☐	☐

The fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN AN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

D94230-S61137

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Donald F. Donahue, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 19, 2023 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED
ON REVERSE SIDE

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Donald F. Donahue, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 19, 2023 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

D94231-S61137

P.O. BOX 28015

ALBUQUERQUE, NM 87125-8015

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
Vote by Internet, Touch-Tone Telephone, or Mail!

LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D94232-S61137	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgement.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		FOR	AGAINST	ABSTAIN

1.	For each fund, to reclassify the diversification status of the fund from diversified to non-diversified by eliminating the following fundamental policy:	☐	☐	☐

The fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

D94233-S61137

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Donald F. Donahue, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 19, 2023 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED
ON REVERSE SIDE

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Fund Name]
Special Shareholder Meeting: [Meeting Date]
Important proxy voting material is ready for your review.
Vote Now!
For shareholders as of [Record Date].

Ways to Vote
Go to Proxyvote.com	Call 877-296-4941	Vote by [Month, XX, 20XX]11:59 PM ET
Control Number: xxxxxxxxxxxxxxxx
Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus
How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.
Contact Us—We’re Here to Help 800-544-6666

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

Fidelity Institutional© provides clearing, custody, or other brokerage services through National Financial Services LLC or Fidelity Brokerage Services LLC, Members NYSE, SIPC.

245 Summer Street, Boston, MA 02210-1133

©2022 FMR LLC. All rights reserved.

624840.8.0

[Fund Name]
Special Shareholder Meeting: [Meeting Date]
Important proxy voting material is ready for your review.
Vote Now!
For shareholders as of [Record Date].

Ways to Vote
Go to Proxyvote.com	Call 877-296-4941	Vote by [Month, XX, 20XX]11:59 PM ET
Control Number: xxxxxxxxxxxxxxxx
Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus
How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Questions?

Please contact your representative.

(Note: Do not reply to this email. Any email will not be reviewed or monitored.)

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this email message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

245 Summer Street, Boston, MA 02210-1133

1022691.1.0

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Fund Name]
Special Shareholder Meeting: [Meeting Date]
Important proxy voting material is ready for your review.
Vote Now!
For shareholders as of [Record Date].

Ways to Vote

Log on to your Fidelity Account	Call 877-296-4941	Vote by [Month, XX, 20XX]11:59 PM ET
Control Number: xxxxxxxxxxxxxxxx
Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus
How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.
Contact Us—We’re Here to Help 800-343-3548 | Send a secure email

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Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.9.0

©2019 FMR LLC

All rights reserved.

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

FIDELITY INSTITUTIONAL®

[Fund Name]
Special Shareholder Meeting: [Meeting Date]
Important proxy voting material is ready for your review.
VOTE NOW!
For shareholders as of [Record Date].

Ways to Vote
Go to Proxyvote.com	Call 877-296-4941	Vote by [Month, XX, 20XX] 11:59 PM ET
Control Number: xxxxxxxxxxxxxxxx
Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement |Prospectus
How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We’re Here to Help

Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m.–7:00 p.m. ET.

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View the Fidelity Investments and the Fidelity Funds privacy notice. Fidelity Investments Institutional Operations Company, LLC, 900 Salem Street, Smithfield, RI 02917 913273.2.0 | FIAM-BD

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Fund Name]
Special Shareholder Meeting: [Meeting Date]
Important proxy voting material is ready for your review.
VOTE NOW!
For shareholders as of [Record Date].

Ways to Vote
Go to Proxyvote.com	Call 877-296-4941	Vote by [Month, XX, 20XX]11:59 PM ET
Control Number: xxxxxxxxxxxxxxxx
Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus
How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Adode® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

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This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210

893445.5.0

©2020 FMR LLC All rights reserved.

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

●	Confirm that your e-mail account is still active.

●	Make sure that your e-mail inbox is not full (over its capacity).

●	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

●	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Broadridge Touch–Tone Voting Script

1–877–296–4941

Generic Greeting:
“Thank you for calling the Automated Proxy Voting Service.”
Shareholder Hears:

“You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.”

“Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”

Shareholder presses “1” and hears:

“Let’s Begin.”

** If shareholder does not press anything two times they will hear after each non–response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”

** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.”

Enter Control Number Script - Shareholder hears:

“Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Shareholder Enters Consolidated Control number☐

You have entered your EZ Vote consolidated control number. This allows you to cast one consolidated vote for all of your accounts. All accounts will be voted in the same manner based on your voting instructions. To cast a consolidated vote for all of your accounts, press 1 now. To vote each of your accounts separately, press 2 now.

If shareholder presses 1 to vote consolidated, Script goes down Voting script:

If shareholder Press 2 to vote accounts separately, shareholder will hear:

You have elected to vote each of your accounts separately. You will find these accounts on the subsequent pages. Please note: that each account has it’s own control number. We are now ready to accept your vote for control number {---} (control number is read). Script goes to Proposal Voting

Script goes down to Voting Script

Valid Control Number: (See “Voting” Script)

Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script).

If shareholder presses 1 – shareholder is directed to the “Voting” Script

Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.”

If shareholder presses 1 - shareholder goes to “Completed Proposal Voting” Script #2

If shareholder presses 2 - shareholder goes to “Voting” Script

Voting:

“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.”

If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote - good–bye” and the call ends

Shareholder presses:	Shareholder hears:
1	“If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script”
2	Shareholder goes to “Completed Proposal Voting” Script #2
Nominee Vote Script: (Trustee election proposal)

Shareholder presses:	Shareholder hears:
1	“Proposal Voting.” Goes to “Proposal Vote Script”.
2	“Proposal Voting.” Goes to “Proposal Vote Script”.
3

“To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”

After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”

Upon entering ‘00’ shareholder goes to “Proposal Vote Script.”

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:
If there are not additional proposals, Shareholder hears:
“There are no proposals for this proxy vote.” Goes to “Completed Proposal Voting” Script 2
If there are additional proposals, Shareholder hears:

“(There are/There is)<#Proposals> (additional) proposal[s] to vote on.” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.”

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain]

For/Against Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against].

See Confirm Options below.

For/Abstain Script:

“If you are voting for this proposal, press 1. If you wish to abstain press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain].

See Confirm Options below.

For/Withhold Script:

“If you are voting for this proposal, press 1. If you wish to withhold press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold].

See Confirm Options below.

For/Against/Withhold Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold].

See Confirm Options below.

Completed Proposal Voting:

Script 1:        “You have completed Proposal Voting”

Script 2:        “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.”

This text will be heard following the final proposal on the voting ballot.

Confirm Options:

“Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below:

If shareholder pressed 2 in the “Voting” section to not vote each item individually, when vote is summarized, he/she will hear “No vote has been recorded {proposal #} for non applicable proposals.]

Nominee Confirmation: Proposal Confirmation:

[You have voted for all nominees]/

[You have voted to withhold all nominees]/

[You have voted to withhold specific nominees.

You have voted to withhold nominee ## (Repeated as necessary)]

“You have voted [For/Against/to Abstain from] Proposal ##.”

(Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe

“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”

If shareholder presses 1: Shareholder then goes to “Vote Another?” Script.

If shareholder presses 2: they are directed to the “Voting” Section.

If shareholder presses 3: they are directed to the “Confirmation Options” Section.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

“If this concludes your business press 1, if you would like to vote another proxy press 2.”

If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.”

If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section.

Error Messages:
Auto Proxy Unavailable Error:	“We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.”
Meeting Date has passed:	“Sorry, the control number you entered is no longer valid.
Control number no longer valid:	“Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	“Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)

Proxy Vote

Text - centered

POWERED BY {logo} Broadridge

Text – (indented)

How invested are you?

Make your proxy vote count today.

Text – (indented)

Enter Your Control Number :

Input - (indented)

[box in which to enter your control number appears here]

Question mark in which circle follows the box in which to enter control number:

If shareholder clicks “?”, a pop-up box with the following language appears:]

Postal Mail Recipients

Please enter your control number which is labeled as such or is located in a box with an arrow

E-Mail Recipients

Your Control Number can be found next to the field labeled “Control Number” in the body of your email.

To access materials without a control number: “Click Here” (link appears here} to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Centered orange box:    Get Started

[If shareholder clicks on “Get Started” before inputting a valid control number, the following error message appears:]

No control number entered:    “Caution symbol”    Please enter your control number to continue.

Invalid Control number entered:    “Caution Symbol” You have entered an invalid control number. Please check and re-enter your control number.

Control number entered is not 13 or 16 digits:    “Caution Symbol”    Control number should be 13 or 16 digits.

[If shareholder clicks on “Get Started” after inputting a valid control number, Screen 2 appears.]

Text - (indented)

What is a proxy vote?

Question mark in a white circle. If shareholders click the question mark the following message appears:

What is a proxy vote?

Public companies and mutual funds hold shareholder meetings where key issues on business strategy or how the organization is governed are discussed. Shareholder meeting attendees are asked to vote on issues that impact the future direction of the company or fund. And while many shareholders do not attend these meetings, they are still able to have their voice heard by voting by proxy.

Go to www.shareholdereducation.com Opens in new window to learn more.

Protected by reCAPTCHA and Google’s Privacy and Terms

© 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links right justified	Accessibility Statement	Privacy Statement	Terms of Use & Linking Policy

SCREEN 2 – Meeting Agenda tab

[Upon entering a valid control number in Screen 1, shareholder sees Screen 2]

Blue banner with white text.    Left Justified

Control #************1234    Sign Out

If shareholder clicks Sign Out, this pop up appears:

Text centered:

Sign out

Are you sure you want to sign out?    If you have any unsaved changes, they will be lost.

White button blue text centered:

No, Cancel

If shareholder selects No, Cancel they are brought back to voting page

Blue button white text:

Yes, Sign Out Now >

If shareholder selects Sign Out Now they are brought back to the landing page to enter control number

Blue X in upper right hand corner of pop up

If Shareholder clicks blue X, Shareholder is brought back to agenda page

Text Centered – Grey Banner

Applicable {FIDELITY FUND NAME} for a single control number or {Blank} upon entering a consolidated control number

{Tabs - Centered}

Meeting Agenda	Learn Before You Vote

Meeting Agenda Tab is underlined.    This is the current view

Learn Before You Vote Tab brings shareholder to Screen 3

Text - (Centered)

[YYYY] [year of shareholder meeting appears here] Special Meeting

To be held [DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Meeting Agenda

Not Voted / Voted

Vote by {Month DD, YYYY} 11:59 p.m. EDT / EST

Documents to Review Before You Vote: {Question mark in blue circle)

Upon clicking question mark:    In advance of a meeting of shareholders, the company is required to provide proxy materials digitally or physically to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

ICON {Piece of paper in open envelope}

One ICON represents each applicable document e.g., Proxy statement, Prospectus

Hyperlink to Proxy Statement

Pop up appears upon clicking on materials link:

This link will open a page outside of ProxyVote.com

Don’t worry     -     ProxyVote.com will remain open in this window for you to return and finish your session.

Shareholder clicks blue X to exit pop up

White box blue text – Cancel      -    Pop up window closes

Blue box white text – Continue >    -    Shareholder is brought to proxy material

Text - (left justified)

Proposal(s)

Text - (left justified)	Text right justified (if not consolidated)

Mark your selections below, using the options on the right side of the page.	Shares available: x.xxxxx

Text (left justified) if Consolidated control number:

Grey Banner

You have multiple investments which are grouped together and can be voted the same way or voted individually.

Vote Options are right justified

Radio button Group Proposals Radio Button Vote Individually

*see below for details

01.	[Title of proposal will be inserted].

Text - (left justified)

Vote Board of Trustees:

Text (right justified)
Box: Vote Trustees individually*
Radio Button For All Radio Button Withhold All

[Name of nominee for Trustee election]

[Name of nominee for Trustee election]

[Name of nominee for Trustee election]

Board Recommendation:    For

[If shareholder selects the “Vote Trustees Individually” button, the Trustee list is expanded as shown below:

[Name of nominee for Trustee election]	[FOR][WITHHOLD]

Board Recommendation:    For

[Name of nominee for Trustee election]	[FOR][WITHHOLD]

Board Recommendation:    For

[Name of nominee for Trustee election]	[FOR][WITHHOLD]

Board Recommendation: For

02.	[Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain

Board Recommendation: [For / Against]

03.	[Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain

Board Recommendation: [For / Against]

04.	[Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain

Board Recommendation: [For / Against]

Right justified:    X within a circle – Reset.    If this button is selected pop up message appears:    Click this icon to reset your voting choice for this proposal

Text right justified

By clicking Submit Vote, I am hereby appointing a proxy

When shareholder clicks link to ‘appointing a proxy’ the following pop up appears.    Click Blue “X” to close

Text Centered:

Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Right justified Blue Box: “Submit Vote” button

*If shareholder selects:    Vote Individually button, the Fund Names will populate

Text Left justified

FIDELITY FUND NAME

Control # XXXXXXXXXXXX1234

01.	[Title of proposal will be inserted].

Text - (left justified)

Vote Board of Trustees:

Text (right justified)
Box: Vote Trustees individually
Radio Button For All Radio Button Withhold All

[Name of nominee for Trustee election]

[Name of nominee for Trustee election]

[Name of nominee for Trustee election]

Board Recommendation:    For

[If shareholder selects the “Vote Trustees Individually” button, the Trustee list is expanded as shown below:

[Name of nominee for Trustee election]	[FOR][WITHHOLD]

Board Recommendation:    For

[Name of nominee for Trustee election]	[FOR][WITHHOLD]

Board Recommendation:    For

[Name of nominee for Trustee election]	[FOR][WITHHOLD]

Board Recommendation: For

02.	[Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain

Board Recommendation: [For / Against]

03.	[Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain

Board Recommendation: [For / Against]

04.	[Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain

Board Recommendation: [For / Against]

If position is NOT voted:

Right Justified - Button with Blue Text

Reset All

When shareholder clicks Reset All,    pop up appears:

Reset All Proposals.

This will clear all the voting choices you have made so far on this page.    Are you sure you want to continue?

White box – blue text: No Cancel	Blue box – white text – Yes, Reset All

For Consolidated: If Fund is not voting on a proposal, the non- applicable proposals will be displayed as follows:

Text left justified

{proposal #} Proposal text: Not Applicable	{No voting buttons}

Text right justified
By clicking Submit Vote, I am hereby appointing a proxy

When shareholder clicks link to ‘appointing a proxy’ the following pop up appears.    Click Blue “X” to close

Text Centered:

Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Right justified Blue Box: “Submit Vote” button

If shareholder leaves a proposal unvoted the following pop up appears:

Text centered

Just a moment…

We noticed that you left at least one proposal unvoted.    Please note that any unvoted proposals will be counted as voting with the Board of {Trustees}

Shareholder can select blue X to exit the pop up

Shareholder can select Submit.    If Submit is selected, the shareholder is sent back to the Thank you Page Screen 4.

Text - (centered)

{copyright symbol} 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.    All other trademarks belong to their respective owners.

Links - (right justified)    Accessibility Statement    Privacy Statement    Terms of Use & Linking Policy

SCREEN 3 – Learn Before You Vote Tab

Blue banner with white text.    Left Justified

Control #************1234     Sign Out

See Screen 2 for Sign Out button functionality

Text Centered

Applicable {FIDELITY FUND NAME} for a single control number or {Blank) upon entering a consolidated control number or clicking the smartlink from their email.

2 Tabs open

Meeting Agenda tab    Learn Before Your Vote

Learn Before You Vote tab is underlined.    This is the active page

YYYY Special Meeting

To be held Day, Month DD, YYYY {Meeting Date}

Documents to Help You Learn Before You Vote {Blue Circle with question mark}

If shareholder clicks the “?”, a pop-up box with the following language appears:]

In advance of a meeting of shareholders, the company is required to provide proxy materials digitally or physically to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

{Text:    Centered}

Be more informed before making your vote count. Download and read these helpful documents to learn more about the proposals we’re asking our shareholders to vote on.

ICON – Piece of paper in open envelope with folded right hand corner

Hyperlink to Proxy materials

One ICON represents each applicable document e.g., Proxy statement, Prospectus

Text Centered:

Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Footer Text (Centered)

© 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links right justified:	Accessibility Statement Privacy Statement Terms of Use & Linking Policy

Screen 4 - Vote Submission Page

[Upon casting a vote by clicking “SUBMIT VOTE” on Screen 2, shareholder sees Screen 4]

Text - (Centered)

YYYY Special Meeting

To be held Day, Month DD, YYYY

Voted

Thank you for voting!

Your selections have been submitted successfully

(Applicable for Other Investments)

Please scroll down to see additional positions are available for voting.

Box with Printer Icon – Blue text:     Print My Voting Choices    Blue Box with white text Back to Agenda >

If shareholder chooses Print My Voting Choices, the Print box opens and shareholder proceeds to print the page

If shareholder chooses Back to Agenda button shareholder is brought back to Voting Screen 2.

Text centered:

More options for this meeting

Enter another control number followed by blank box	Blue Box with White Text: Vote This Control Number>

The following centered text appears for unvoted positions:

[Lists unvoted accounts with the same TIN and email address as the control number just voted]

Text centered:

You have other active meetings to vote:

Text left justified	Right Justified
Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>
Control # XXXXXXXXXXXX3456

Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>
Control # XXXXXXXXXXXX7890

Upon choosing the Vote> button, shareholder is brought to the voting page. Only applicable proposals appear.

If E-delivery shareholder has additional proxies to vote, the following will appear:

Text centered:

You have other active meetings to vote:

Text left justified	Right justified Blue box with white text:
Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>
Control # XXXXXXXXXXXX3456

Upon choosing the Vote> button, shareholder is brought to the voting page.    Only applicable proposals appear.

The following centered text appears for voted positions in jobs whose meeting date is in the future

Review or Change your recently voted meetings:

Text left justified	Right justified Blue box with white text:
Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Review/Change>
Control # XXXXXXXXXXXX3456

If shareholder selects Review / Change button shareholder is brought back to Screen 2 Voting Page

The following centered text appears for positions in meetings that are now closed.    These disappear one week after meeting date

Review your closed meetings:

Text left justified	Right justified Blue box with white text:
Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Review
Control # XXXXXXXXXXXX3456

Text centered:     Thank you for Voting!

Shareholder can select Back to Agenda

FIDELITY FUND NAME

YYYY Special Meeting

Meeting to be held Month DD, YYYY

Control # XXXXXXXXXXXX1234

Footer Text (Centered)

© 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links – right justified	Accessibility Statement Privacy Statement Terms of Use & Linking Policy

Misc.

If shareholder remains inactive on site the following pop up will appear

Your session is about to expire.

To continue using ProxyVote.com, click Continue below. Otherwise,

click Sign Out to exit ProxyVote.com.

White button with Blue Text:    Sign Out

Blue button with white text:    Continue>

If shareholder selects Continue they are brought back to most current page

If shareholder select Sign Out they are brought back to the log in page

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Text - (centered)

Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text - (left justified)

©2021 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc. CUSIP is a registered trademark of the American Bankers Association.    All other marks belong to their respective owners.

.

Links - (Right Justified)    Privacy Statement    Terms of Use and Linking Policy

Proxy Voting Q&A posted on fidelity.com

Proxy Voting by Shareholders of Fidelity Funds

Thank you for investing with Fidelity!

A mutual fund is an investment company, and your investment in shares of a Fidelity mutual fund makes you a shareholder of the fund. As a shareholder, you are entitled to vote on matters presented at a fund’s shareholder meeting.

Mutual funds, like other companies, hold shareholder meetings to present and discuss important management decisions that require shareholder input, including proposed changes to fund services or certain policies.

●	You are entitled to one vote for each dollar of net asset value you own.

The Trustees of your Fidelity Fund— most of whom are not affiliated with Fidelity—are responsible for considering your interests as a shareholder.

●	One privilege of a mutual fund shareholder is to participate in electing the Trustees for your Fidelity Fund.
●	In turn, the Trustees, after careful review, may request your vote on other proposals that affect the fund and your investment in it.

We believe that voting by proxy online or by phone is the most convenient way for you to participate in a Fidelity Fund vote.

●	You can cast a proxy vote online, over the telephone, or through postal mail.
●	That way, your vote can be counted without your having to attend the meeting in person.
●	Or you may attend a shareholder meeting to vote in person.

We appreciate your placing your trust in Fidelity, and thank you for allowing us to help you achieve your financial goals.

+ Expand all  - Collapse all

Frequently Asked Questions

+	What is proxy voting?
+	When will I receive the information I need to vote?
+	How can I submit a proxy vote?
+	I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?
+	I used to enter a PIN when voting proxy—why is this no longer required?
+	I voted and I would like to change my vote—is this possible?
+	Does my vote matter?
+	Who are “Computershare”, “Broadridge” and D.F. King?
+	How can I opt out of telephone calls about shareholder proxy voting?

Frequently Asked Questions

- What is proxy voting?

When your vote is requested on proposals that affect the fund and your investment in it, you could, if you wanted, attend the shareholder meeting in person—or you could vote by proxy online or by phone. This way, your vote can be counted without your having to attend the meeting in person.

Top

-When will I receive the information I need to vote?

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

-How can I submit a proxy vote?

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

-I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 800-343-3548. On the voting screen, you may also choose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink® Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences. [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits and update their mail preferences.]

Top

-I used to enter a PIN when voting proxy—why is this no longer required?

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

-I voted and I would like to change my vote—is this possible?

Yes, you can vote again using the “Voted” link in the Action column as long as voting is still open. The latest valid vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

Does my vote matter?

Your vote is extremely important, no matter how large or small your holdings may be.

In order to take action at a Fidelity Funds shareholder meeting, a quorum must be achieved. Quorum is achieved when a sufficient number of shareholders are represented in person or by proxy at the shareholder meeting. If quorum is not achieved, the meeting may adjourn to a future date.

Fidelity and/or a third-party proxy vendor attempts to reach shareholders via multiple mailings or emails to remind them to cast their votes. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted.

Voting your shares immediately when you receive notification will help the meeting achieve quorum and minimize additional expense and efforts to contact you by email or phone to solicit your vote.

Top

-Who are “Computershare”, “Broadridge” and D.F. King?

The shareholder proxy voting process is typically managed on behalf of the Fidelity funds by a proxy vendor. Fidelity may hire a third-party proxy vendor to call shareholders and record proxy votes. Computershare, Broadridge and D.F. King are examples of third-party proxy vendors that may have been retained by the Fidelity Funds.

Top

-How can I opt out of telephone calls about shareholder proxy voting?

Please call Fidelity at 800-343-3548 to make this request.

Top

Log Into Your Accounts For Proxy Materials (if any)Log In Required . [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits for proxy materials.]

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Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

What is Proxy Voting?

When will I receive the information I need to vote?

How can I submit a proxy vote?

I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

I used to enter a control number when voting proxy, why is this now no longer required?

I voted and I would like to change my vote, is this possible?

When can I expect to receive proxy materials?

Q: What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q: When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q: How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Please note, online and telephone voting is available up until 11:59 PM EST on the day prior to the scheduled meeting. In order to vote on the day of the meeting, you must attend the meeting in person.

Top

Q: I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Top

Q: I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using institutional.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Top

Q: I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

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RD_13569_26751

Proxy Help posted on institutional.fidelity.com

Proxy Materials Table

Proxy Type/Control Number

This column explains what type of shareholder meeting is taking place, and provides you with a unique control number that you’ll need to confirm your identity to submit a proxy vote.

Due Date

The Due Date column reflects the meeting date minus one day. If you would like to cast a proxy vote online or by telephone, you will have the opportunity to do so up until 11:59 PM EST on the day prior to the scheduled meeting. If you would like to vote on the day of the meeting, you may do so by attending the meeting in person.

Status

The status column tells you which action you can take for a particular meeting, whether it’s casting a vote (Vote), changing a vote (Voted), or Meeting Closed.

Last Action Taken

This column shows the date on which you last voted or changed your vote, regardless of the method you used to submit your vote – by mail, telephone, or online.

913167.2

RD_13569_26752